KEMPER GLOBAL AND INTERNATIONAL FUNDS
                               Kemper Europe Fund
                            Kemper Global Income Fund

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999

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The following  information replaces disclosure for the Kemper Europe Fund in the
"Portfolio Management" section of the Prospectus on page 61:

Carol L. Franklin is the Lead Portfolio Manager for the Kemper Europe Fund. She joined the fund as a portfolio manager in 1999, and joined Scudder Kemper in 1981 as a portfolio manager. She is a member of the firm's Global Equity Group and is a portfolio manager for other affiliated international mutual funds. She began her investment career in 1975.

Marc Slendebroek is a Portfolio Manager for the Kemper Europe Fund. He joined the fund as a portfolio manager in 1998, and joined Scudder Kemper in 1994 as a European equity analyst. He is an international portfolio manager at Scudder Investments (U.K.) Limited, an affiliate of Scudder Kemper serving as sub-adviser for the fund. He began his investment career in 1990. Prior to joining Scudder Kemper he worked for an unaffiliated investment company.

Joan R. Gregory is a Portfolio Manager for the Kemper Europe Fund. She joined the fund as a portfolio manager in 1999, and joined Scudder Kemper in 1992. She is a member of the firm's Global Equity Group and is on the portfolio management teams for other affiliated international mutual funds. She began her investment career in 1989.

The following information replaces disclosure for the Kemper Global Income Fund in the "Portfolio Management" section of the Prospectus on page 63:

Isabel Saltzman is the Lead Portfolio Manager for the Kemper Global Income Fund. She joined the fund as a portfolio manager in 1999 and joined Scudder Kemper in 1990 as a portfolio manager. She is the Product Leader and a Senior Portfolio Manager for the firm's Emerging Market Bond Group. She began her investment career in 1979.

Jan Faller is a Portfolio Manager for the Kemper Global Income Fund. He joined the fund as a portfolio manager in 1999 and joined Scudder Kemper in 1999 as a portfolio manager. He began his investment career in 1988. Prior to joining Scudder Kemper, he was part of the Global Fixed Income Portfolio Management team at an unaffiliated investment management company.

May 12, 1999
KGIF-1D
507266